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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of report: June 13, 2002
                        (Date of earliest event reported)

                                     1-10711
                                    ---------
                              (Commission File No.)



                       Worldwide Restaurant Concepts, Inc.
                 ----------------------------------------------
             (Exact name of Registrant as specified in its charter)




                 Delaware                                   95-4307254
                 --------                                   ----------
(State or other jurisdiction of incorporation)     (IRS Employer Identification
                                                             Number)



       15301 Ventura Blvd., Building B, Suite 300, Sherman Oaks, CA. 91403
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          (Address of principal executive offices, including zip code)



                                 (818) 662-9800
                                 --------------
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

         On June 13, 2002, the Company issued a press release announcing that a lawsuit has been filed against the Company by the former President and Chief Executive Officer of its Pat & Oscar's division.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.          Description
-----------          -----------
99.1                 Press Release dated June 13, 2002.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                             Worldwide Restaurant Concepts, Inc.


                                                  By: /s/ A. Keith Wall
                                                  -------------------------
                                                  Name: A. Keith Wall
                                                  Title: Vice President and CFO